EXHIBIT 10.1

AMENDMENT NO. 2
TO
LOAN AND SECURITY AGREEMENT
AND OTHER LOAN DOCUMENTS

This AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT AND OTHER LOAN DOCUMENTS (this “Amendment”) is entered into as of the 30th day of March, 2010, by and among VALENCE TECHNOLOGY, INC., a Delaware corporation, having an address at 12303 Technology Boulevard, Suite 950, Austin, Texas 78727 (“Borrower”), CARL E. BERG, an individual, having an address at 10050 Bandley Drive, Cupertino, California 95014 (“Guarantor”)  and iSTAR TARA LLC, a Delaware limited liability company and successor in interest to SFT I, INC., a Delaware corporation, having an address at 1114 Avenue of the Americas,  New York, New York 10036 (the “Lender”).

RECITALS:

A.           Borrower, Lender and Guarantor have previously executed a Loan and Security Agreement dated as of July 13, 2005 (as the same has been amended from time to time, “Loan Agreement”) under which Lender agreed to advance Twenty Million and No/100 Dollars ($20,000,000.00) (the “Loan”) for working capital and other general corporate purposes.

B.           Repayment of the Loan was secured by that certain Unconditional Secured Guaranty dated as of July 13, 2005, and executed and delivered by Guarantor to Lender (the “Guaranty”). Repayment of the obligations evidenced by the Guaranty was collateralized pursuant to the certain Security Agreement, Pledge and Assignment dated as of July 13, 2005, and executed and delivered by Guarantor to Lender (the “Pledge Agreement”).

C.           The Loan is scheduled to mature on July 13, 2010 and Borrower wishes such maturity to be extended.

D.           All capitalized terms, unless defined herein, shall have the same meanings as are set forth in the Loan Agreement.

AGREEMENT:

NOW, THEREFORE, in consideration of their mutual agreements and covenants and other valuable consideration, the parties agree as follows:

1.           Section 1.1 of the Loan Agreement is amended by deleting the defined terms “Maturity Date” and “Warrant” in their entirety, and substituting the following defined terms in their place and stead:

“Maturity Date” means February 13, 2011, or such earlier date that the Loan is prepaid in full or accelerated.

“Warrant” means, collectively, (i) that certain Warrant to Purchase Common Stock dated as of July 13, 2005 and issued by Borrower to Lender with respect to 600,000 shares of Common Stock in Borrower, and (ii) that certain Warrant to Purchase Common Stock dated as of March 30, 2010, and issued by Borrower to Lender with respect to 115,000 shares of Common Stock in Borrower (the “2010 Warrants”).

2.           Section 2.3 of the Loan Agreement is hereby deleted in its entirety, and the following is substituted in its place and stead:

Payments.

Commencing with the Payment Date occurring on August 10, 2005, Borrower shall pay to Lender interest on the outstanding principal amount of the Loan accrued from and including the Closing or immediately preceding Payment Date, as the case may be, to, but not including, the Payment Date on which such interest payment is to be made.  Further, commencing on the Payment Date in July 2010 and on each Payment Date through and including the Payment Date in January 2011, Borrower shall make a principal payment equal to $1,000,000.  A balloon payment sufficient to pay all Obligations in full shall be payable on the Maturity Date.

3.           Section 2.4(B) of the Loan Agreement is hereby deleted in its entirety, and the following is substituted in its place and stead:

(B)           Maturity.  The outstanding principal balance of the Loan, all accrued and unpaid interest thereon and all other sums owing to Lender pursuant to the Loan Documents shall be due and payable on the Maturity Date.

4.           Schedule 11.5 of the Loan Agreement is hereby deleted in its entirety and Schedule 11.5 attached hereto is substituted in its place and stead.

5.           With a view to making available to the Lender the benefits of Rule 144(b)(1)(i) promulgated under the Securities Act of 1933, as amended (the “1933 Act”), or any other similar rule or regulation of the Securities and Exchange Commission (“SEC”) that may at any time permit the Lender to sell the shares of Common Stock of the Borrower issuable upon exercise of the 2010 Warrants (the “Warrant Shares”) to the public without registration no later than six months after the date hereof (Rule 144, together with any similar rule or regulation, “Rule 144”), the Borrower agrees to:

(a)           so long as the Lender owns 2010 Warrants or Warrant Shares remain subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934 Act, as amended (the “1934 Act”);

(b)           so long as the Warrant Shares have been held by the Lender for less than one year for purposes of Rule 144(d), (x) file with the SEC all reports required of the Borrower under Section 13 or 15(d) of the 1934 Act and (y) submit electronically and post on its corporate website every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T; and

(c)           so long as the Lender owns 2010 Warrants or Warrant Shares, furnish to the Lender, promptly upon request, (i) a written statement by the Borrower certifying that the Borrower has complied with the requirements of clauses (a) and (b) of this Section and (ii) such other information as may be reasonably requested to permit the Lender to sell the Warrant Shares pursuant to Rule 144 without registration.

6.           The Pledge Agreement is hereby amended by adding the following sentence to the end of Section 8(e) thereof:

Notwithstanding anything to the contrary which may be contained herein, no Pledged Stock previously or hereafter delivered to Lender shall be released to the Grantor until the Obligations have been paid in full.

7.           This Amendment may be executed in any number of counterparts, each of which shall constitute an original, but all of which, taken together, shall constitute one and the same Amendment.

8.           Except as otherwise set forth herein to the contrary, the Loan Documents remain unmodified and continue in full force and effect.  Borrower and Guarantor each hereby reaffirms, confirms and ratifies each and every covenant, condition, obligation and provision set forth in the Loan Agreement, the Note, the Guaranty, the Pledge Agreement, the Financing Statements and the other Loan Documents applicable to each such party, each as modified hereby, and such obligations continue in full force and effect.  Other than as expressly set forth herein, by entering into this Amendment, Lender does not waive any condition or obligation in the Loan Documents.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date written above.

BORROWER:

VALENCE TECHNOLOGY, INC.,
a Delaware corporation

By:       /s/ Robert L. Kanode
Name:  Robert L. Kanode
Title:    President and Chief Executive Officer

GUARANTOR:

/s/ Carl E. Berg
CARL E. BERG, individually

LENDER:

iSTAR TARA LLC, a Delaware limited liability company
and successor in interest to SFT I, INC.,
a Delaware corporation

By:       /s/ Samantha Garbus
Name:  Samantha Garbus
Title:    Senior Vice President

Schedule 11.5

Addresses for Notice
If to Borrower:
Valence Technology, Inc.
12303 Technology Boulevard, Suite 905
Austin, Texas  78727
Attn:  Ross Goolsby, CFO
Attn:  General Counsel
Telephone:  (512) 527-2900
Facsimile:  (512) 527-2910
and
Roger Williams, Esq., General Counsel
1889 East Maule Avenue
Suite A
Las Vegas, Nevada  89119
Telephone:  (702) 558-1073
Facsimile:  (702) 558-1310

With a copy (which shall not constitute notice to Borrower) to:

Andrews Kurth LLP
111 Congress, Suite 1700
Austin, Texas 78701
Attn:  J. Matthew Lyons, Esq.
Telephone:  (512) 320-9284
Facsimile:  (512) 320-9292

If to Lender:

iStar Tara LLC
1114 Avenue of the Americas, 27th Floor
New York, New York 10036
Attn:  Chief Operating Officer
Reference :  Loan No. M001234:1
Telephone: 212-930-9400
Facsimile: 212-930-9494

With a copy to:

iStar Tara LLC
1114 Avenue of the Americas, 27th Floor
New York, New York 10036
Attn:  Nina B. Matis, Esq./General Counsel
Reference :  Loan No. M001234:1
Telephone: 212-930-9406
Facsimile: 212-930-9492

With a copy to:	Katten Muchin Rosenman LLP
525 West Monroe Street
Chicago, Illinois 60661-3693
Attn: Ann Marie Sink, Esq.
Reference: Loan No. M001234:1
Katten Reference: 208972-00426
Telephone: 312-902-5233
Facsimile: 312-902-1061